EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING JUNE 30, 2003

The information which is required to be prepared with respect to the Payment Date of July 21, 2003, and with respect to the performance of the Trust during the period of June 1, 2003 through June 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

           1. The amount of distribution in respect to principal payment to the Class A Noteholder...    $       1,000.0000
                                                                                                         ------------------
           2. The amount of distribution in respect to principal payment to the Class B Noteholder...    $       1,000.0000
                                                                                                         ------------------
           3. The amount of distribution in respect to principal payment to the Class C Noteholder...    $       1,000.0000
                                                                                                         ------------------
           4. The amount of distribution in respect to principal payment to the Class D Noteholder...    $       1,000.0000
                                                                                                         ------------------
II.  Information regarding the current monthly interest distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

           1. The amount of distribution in respect to the Class A Monthly Interest..................    $          1.09684
                                                                                                         ------------------

           2. The amount of distribution in respect to the Class B Monthly Interest..................    $          1.42406
                                                                                                         ------------------

           3. The amount of distribution in respect to the Class C Monthly Interest..................    $          2.02684
                                                                                                         ------------------

           4. The amount of distribution in respect to the Class D Monthly Interest..................    $          3.53378
                                                                                                         ------------------

III.  Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

           1. The total amount of distribution in respect to the Class A Noteholder..................    $      1,001.09684
                                                                                                         ------------------

           2. The total amount of distribution in respect to the Class B Noteholder..................    $      1,001.42406
                                                                                                         ------------------

           3. The total amount of distribution in respect to the Class C Noteholder..................    $      1,002.02684
                                                                                                         ------------------

           4. The total amount of distribution in respect to the Class D Noteholder..................    $      1,003.53378
                                                                                                         ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

           1. The aggregate amount of such Collections with respect to Principal Receivables for
              the Monthly Period preceding such Payment Date.........................................    $   528,488,383.32
                                                                                                         ------------------

           2. The aggregate amount of such Collections with respect to Finance Charge and
              Administrative Receivables for the Monthly Period preceding such Payment Date..........    $    51,875,699.14
                                                                                                         ------------------

           3. Recoveries for the preceding Monthly Period............................................    $     2,827,071.19
                                                                                                         ------------------

           4. The Defaulted Amount for the preceding Monthly Period..................................    $    21,125,514.26
                                                                                                         ------------------

           5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the
              denominator is the average Receivables for the preceding Monthly Period ...............                  8.00%
                                                                                                         ------------------

           6. The total amount of Principal Receivables in the trust at the beginning of the
              preceding Monthly Period................................ ..............................    $ 2,671,974,784.04
                                                                                                         ------------------

           7. The total amount of Principal Receivables in the trust as of the last day of the
              preceding Monthly Period............................... ...............................    $ 2,688,561,350.34
                                                                                                         ------------------

           8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
              beginning of the

     preceding Monthly Period...............................................................................     $   63,185,294.98
                                                                                                                 -----------------
9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day
     of the preceding Monthly Period........................................................................     $   64,516,185.35
                                                                                                                 -----------------
10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
     of the preceding Monthly Period........................................................................     $1,909,750,000.00
                                                                                                                 -----------------
11.  The Transferor Interest as of the last day of the preceding Monthly Period.............................     $  778,811,350.34
                                                                                                                 -----------------
12.  The transferor percentage as of the last day of the preceding Monthly Period...........................                 28.97%
                                                                                                                 -----------------
13.  The Required Transferor Percentage.....................................................................                  7.00%
                                                                                                                 -----------------
14.  The Required Transferor Interest.......................................................................     $  188,199,294.52
                                                                                                                 -----------------
15.  The monthly principal payment rate for the preceding Monthly Period....................................                19.779%
                                                                                                                 -----------------
16.  The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period..........     $               -
                                                                                                                 -----------------
17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage                     Aggregate
                                                                        of Total                       Account
                                                                       Receivables                     Balance
                                                                    ------------------         ---------------------
(a) Delinquent between 30 days and 59 days                                1.714%                   $ 47,180,012.86
(b) Delinquent between 60 days and 89 days                                1.412%                   $ 38,864,802.42
(c) Delinquent between 90 days and 119 days                               1.219%                   $ 33,556,175.35
(d) Delinquent between 120 days and 149 days                              1.081%                   $ 29,758,572.04
(e) Delinquent between 150 days and 179 days                              0.933%                   $ 25,684,198.60
(f) Delinquent 180 days or greater                                        0.000%                   $             -
                                                                          -----                    ---------------
(e) Aggregate                                                             6.358%                   $175,043,761.27
                                                                          =====                    ===============

V. Information regarding Series 2000-B

    1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of
         Series 2000-B as of the last day of the related Monthly Period............................                 $600,000,000.00
                                                                                                                    ---------------
    2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2000-B on the last day of the related Monthly Period.....................                 $200,000,000.00
                                                                                                                    ---------------
                                                                                                      NOTE FACTORS

    3.   The amount of Principal Receivables in the Trust represented by the Class A Note Principal
         Balance on the related Payment Date after taking into consideraton all payments made on
         such date.................................................................................     0.0000      $             -
                                                                                                                    ---------------
    4.   The amount of Principal Receivables in the Trust represented by the Class B Note Principal
         Balance on the related Payment Date after taking into consideraton all payments made on
         such date.................................................................................     0.0000      $             -
                                                                                                                    ---------------
    5.   The amount of Principal Receivables in the Trust represented by the Class C Note Principal
         Balance on the related Payment Date after taking into consideraton all payments made on
         such date.................................................................................     0.0000      $             -
                                                                                                                    ---------------
    6.   The amount of Principal Receivables in the trust represented by the Class D Note Principal
         Balance the related Payment Date after taking into consideraton all payments made on such
         date......................................................................................     0.0000      $             -
                                                                                                                    ---------------
    7.   The Floating Investor Percentage with respect to the period:

    June 1, 2003 through June 25, 2003............................................................                       14.9702012%
                                                                                                                    ---------------
    June 26, 2003 through June 30, 2003...........................................................                       14.6877684%
                                                                                                                    ---------------
    8.   The Fixed Investor Percentage with respect to the period:

    June 1, 2003 through June 25, 2003............................................................                       22.4553017%
                                                                                                                    ---------------
    June 26, 2003 through June 30, 2003...........................................................                       22.0316525%
                                                                                                                    ---------------
    9.   The amount of Investor Principal Collections applicable to Series 2000-B...................                $118,224,677.51
                                                                                                                    ---------------
    10a. The amount of Available Finance Charge Collections on deposit in the Collection Account
         on the related Payment Date.............................................................                   $  6,214,613.38
                                                                                                                    ---------------
    10b. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture...............................................................................                   $  1,797,542.25
                                                                                                                    ---------------
    11.  The Investor Default Amount for the related Monthly Period...............................                  $  3,117,450.72
                                                                                                                    ---------------
    12.  The Monthly Servicing Fee for the related Monthly Period.................................                  $    333,333.33
                                                                                                                    ---------------

    13.  Trust yields for the related Monthly Period

            a. The cash yield for the related Monthly Period......................................                            16.02%
                                                                                                                    ---------------
            b. The default rate for the related Monthly Period....................................                             6.23%
                                                                                                                    ---------------
            c. The Net Portfolio Yield for the related Monthly Period.............................                             9.79%
                                                                                                                    ---------------
            d. The Base Rate for the related Monthly Period.......................................                             2.20%
                                                                                                                    ---------------
            e. The Excess Spread Percentage for the related Monthly Period........................                             7.59%
                                                                                                                    ---------------
            f. The Quarterly Excess Spread Percentage for the related Monthly Period..............                             9.71%
                                                                                                                    ---------------
                       I)   Excess Spread Percentage related to                  Jun-03                                        7.59%
                                                                                                                    ---------------
                       ii)  Excess Spread Percentage related to                  May-03                                       11.17%
                                                                                                                    ---------------
                       iii) Excess Spread Percentage related to                  Apr-03                                       10.38%
                                                                                                                    ---------------
    14.  Floating Rate Determinations:

     LIBOR for the Interest Period from June 20 through and including July 20, 2003...............                          1.10375%
                                                                                                                    ---------------
    15.  Principal Funding Account

            a.  The amount on deposit in the Principal Funding Account on the related Payment Date
                (after taking into consideration deposits and withdraws for the related Payment
                Date) ............................................................................                  $             -
                                                                                                                    ---------------
            b.  The Accumulation Shortfall with respect to the related Monthly Period.............                  $             -
                                                                                                                    ---------------
            c.  The Principal Funding Investment Proceeds deposited in the Collection
                Account to be treated as Available Finance Charge Collections.....................                  $    241,946.03
                                                                                                                    ---------------
    16.  Reserve Account

            a.  The amount on deposit in the Reserve Account on the related Payment
                Date (after taking into consideration deposits and withdraws for the
                related Payment Date).............................................................                  $             -
                                                                                                                    ---------------
            b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                Collections.......................................................................                  $             -
                                                                                                                    ---------------
            c.  Interest earnings on the Reserve Account deposited into the Collection
                Account to be treated as Available Finance Charge Collections.....................                  $      1,007.49
                                                                                                                    ---------------

    17.  Cash Collateral Account

            a.  The Required Cash Collateral Account Amount on the related Payment Date...........                  $             -
                                                                                                                    ---------------
            b.  The Available Cash Collateral Account Amount on the related Payment Date (after
                taking into consideration deposits and withdraws for the related Payment Date)....                  $             -
                                                                                                                    ---------------
    18.  Investor Charge-Offs

            a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.......                  $             -
                                                                                                                    ---------------
            b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......                  $             -
                                                                                                                    ---------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period.................                  $             -
                                                                                                                    ---------------

                           Advanta Bank Corp.
                           as Servicer

                           By:    /s/ MARK SHAPIRO
                           Name:  Mark Shapiro
                           Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JUNE 30, 2003

The information which is required to be prepared with respect to the Payment Date of July 21, 2003, and with respect to the performance of the Trust during the period of June 1, 2003 through June 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to principal payment to the Class A Noteholder......            $               -
                                                                                                                  -----------------
        2.  The amount of distribution in respect to principal payment to the Class B Noteholder......            $               -
                                                                                                                  -----------------
        3.  The amount of distribution in respect to principal payment to the Class C Noteholder......            $               -
                                                                                                                  -----------------
        4.  The amount of distribution in respect to principal payment to the Class D Noteholder......            $               -
                                                                                                                  -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

        1.  The amount of distribution in respect to the Class A Monthly Interest.....................            $         1.16573
                                                                                                                  -----------------
        2.  The amount of distribution in respect to the Class B Monthly Interest.....................            $         1.55323
                                                                                                                  -----------------
        3.  The amount of distribution in respect to the Class C Monthly Interest.....................            $         2.19906
                                                                                                                  -----------------
        4.  The amount of distribution in respect to the Class D Monthly Interest.....................            $         4.39490
                                                                                                                  -----------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

        1.  The total amount of distribution in respect to the Class A Noteholder.....................            $         1.16573
                                                                                                                  -----------------
        2.  The total amount of distribution in respect to the Class B Noteholder.....................            $         1.55323
                                                                                                                  -----------------
        3.  The total amount of distribution in respect to the Class C Noteholder.....................            $         2.19906
                                                                                                                  -----------------
        4.  The total amount of distribution in respect to the Class D Noteholder.....................            $         4.39490
                                                                                                                  -----------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

        1.  The aggregate amount of such Collections with respect to Principal Receivables for the
            Monthly Period preceding such Payment Date................................................            $  528,488,383.32
                                                                                                                  -----------------
        2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
            Receivables for the Monthly Period preceding such Payment Date............................            $   51,875,699.14
                                                                                                                  -----------------
        3.  Recoveries for the preceding Monthly Period...............................................            $    2,827,071.19
                                                                                                                  -----------------
        4.  The Defaulted Amount for the preceding Monthly Period.....................................            $   21,125,514.26
                                                                                                                  -----------------
        5.  The annualized percentage equivalent of a fraction, the numerator of which is the
            Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
            the average Receivables for the preceding Monthly Period..................................                         8.00%
                                                                                                                  -----------------
        6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
            Monthly Period............................................................................            $2,671,974,784.04
                                                                                                                  -----------------
        7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
            Monthly Period............................................................................            $2,688,561,350.34
                                                                                                                  -----------------
        8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period.................................................            $   63,185,294.98
                                                                                                                  -----------------

        9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the
             last day of the preceding Monthly Period.................................................            $   64,516,185.35
                                                                                                                  -----------------
        10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
             last day of the preceding Monthly Period.................................................            $1,909,750,000.00
                                                                                                                  -----------------
        11.  The Transferor Interest as of the last day of the preceding Monthly Period...............            $  778,811,350.34
                                                                                                                  -----------------
        12.  The transferor percentage as of the last day of the preceding Monthly Period.............                        28.97%
                                                                                                                  -----------------
        13.  The Required Transferor Percentage.......................................................                         7.00%
                                                                                                                  -----------------
        14.  The Required Transferor Interest.........................................................            $  188,199,294.52
                                                                                                                  -----------------
        15.  The monthly principal payment rate for the preceding Monthly Period......................                       19.779%
                                                                                                                  -----------------
        16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
             Period...................................................................................            $               -
                                                                                                                  -----------------
        17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage                   Aggregate
                                                                        of Total                     Account
                                                                       Receivables                   Balance
                                                                    ------------------         ---------------------
(a) Delinquent between 30 days and 59 days                                1.714%                  $ 47,180,012.86
(b) Delinquent between 60 days and 89 days                                1.412%                  $ 38,864,802.42
(c) Delinquent between 90 days and 119 days                               1.219%                  $ 33,556,175.35
(d) Delinquent between 120 days and 149 days                              1.081%                  $ 29,758,572.04
(e) Delinquent between 150 days and 179 days                              0.933%                  $ 25,684,198.60
(f) Delinquent 180 days or greater                                        0.000%                  $             -
                                                                          -----                   ---------------
(e) Aggregate                                                             6.358%                  $175,043,761.27
                                                                          =====                   ===============

V.  Information regarding Series 2000-C

    1.   The amount of Principal Receivables in the Trust represented by the Invested Amount of
         Series 2000-C as of the last day of the related Monthly Period..........................                 $  400,000,000.00
                                                                                                                  -----------------
    2.   The amount of Principal Receivables in the Trust represented by the Adjusted Invested
         Amount of Series 2000-C on the last day of the related Monthly Period...................                 $  400,000,000.00
                                                                                                                  -----------------
                                                                                                   NOTE FACTORS
    3.   The amount of Principal Receivables in the Trust represented by the Class A Note
         Principal Balance on the last day of the related Monthly Period.........................     1.0000      $  320,000,000.00
                                                                                                                  -----------------
    4.   The amount of Principal Receivables in the Trust represented by the Class B Note
         Principal Balance on the last day of the related Monthly Period.........................     1.0000      $   38,000,000.00
                                                                                                                  -----------------
    5.   The amount of Principal Receivables in the Trust represented by the Class C Note
         Principal Balance on the last day of the related Monthly Period.........................     1.0000      $   28,000,000.00
                                                                                                                  -----------------
    6.   The amount of Principal Receivables in the trust represented by the Class D Note
         Principal Balance on the last day of the related Monthly Period.........................     1.0000      $   14,000,000.00
                                                                                                                  -----------------
    7.   The Floating Investor Percentage with respect to the period:

    June 1, 2003 through June 25, 2003...........................................................                        14.9702012%
                                                                                                                  -----------------
    June 26, 2003 through June 30, 2003..........................................................                        14.6877684%
                                                                                                                  -----------------
    8.  The Fixed Investor Percentage with respect to the period:

    June 1, 2003 through June 25, 2003...........................................................                        N/A
                                                                                                                  -----------------
    June 26, 2003 through June 30, 2003..........................................................                        N/A
                                                                                                                  -----------------

    9.   The amount of Investor Principal Collections applicable to Series 2000-C................                 $   78,816,452.03
                                                                                                                  -----------------
    10a. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date.....................................................                 $    5,954,004.46
                                                                                                                  -----------------
    10b. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture...............................................................................                 $    1,802,686.90
                                                                                                                  -----------------
    11.  The Investor Default Amount for the related Monthly Period..............................                 $    3,117,450.72
                                                                                                                  -----------------
    12.  The Monthly Servicing Fee for the related Monthly Period................................                 $      666,666.67
                                                                                                                  -----------------
    13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period .......................................                          23.27%
                                                                                                                  --------------

         b. The default rate for the related Monthly Period .....................................                           9.35%
                                                                                                                  --------------

         c. The Net Portfolio Yield for the related Monthly Period ..............................                          13.92%
                                                                                                                  --------------

         d. The Base Rate for the related Monthly Period ........................................                           3.67%
                                                                                                                  --------------

         e. The Excess Spread Percentage for the related Monthly Period .........................                          10.25%
                                                                                                                  --------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period ...............                          10.24%
                                                                                                                  --------------

                  I)   Excess Spread Percentage related to                      Jun-03                                     10.25%
                                                                                                                  --------------

                  ii)  Excess Spread Percentage related to                      May-03                                     10.22%
                                                                                                                  --------------

                  iii) Excess Spread Percentage related to                      Apr-03                                     10.25%
                                                                                                                  --------------

14. Floating Rate Determinations:

 LIBOR for the Interest Period from June 20 through and including July 20, 2003 .................                        1.10375%
                                                                                                                  --------------

15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the related
            Payment Date) .......................................................................                 $            -
                                                                                                                  --------------

         b. The Accumulation Shortfall with respect to the related Monthly Period ...............                 $            -
                                                                                                                  --------------

         c. The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections .......................                 $            -
                                                                                                                  --------------

16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ...............................................................                 $            -
                                                                                                                  --------------

         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections .........................................................................                 $            -
                                                                                                                  --------------

         c. Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections .......................                 $            -
                                                                                                                  --------------

17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date .............                 $ 7,000,000.00
                                                                                                                  --------------

         b. The Available Cash Collateral Account Amount on the related Payment Date ............                 $ 7,000,000.00
                                                                                                                  --------------

18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period .........                 $            -
                                                                                                                  --------------

         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .........                 $            -
                                                                                                                  --------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period ....................                 $            -
                                                                                                                  --------------

                  Advanta Bank Corp.
                  as Servicer

                  By:    /s/ MARK SHAPIRO
                  Name:  Mark Shapiro
                  Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JUNE 30, 2003

The information which is required to be prepared with respect to the Payment Date of July 21, 2003, and with respect to the performance of the Trust during the period of June 1, 2003 through June 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the Class A Noteholder...........    $               -
                                                                                                               -----------------

         2. The amount of distribution in respect to principal payment to the Class B Noteholder...........    $               -
                                                                                                               -----------------

         3. The amount of distribution in respect to principal payment to the Class C Noteholder...........    $               -
                                                                                                               -----------------

         4. The amount of distribution in respect to principal payment to the Class D Noteholder...........    $               -
                                                                                                               -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest..........................    $         1.20878
                                                                                                               -----------------

         2. The amount of distribution in respect to the Class B Monthly Interest..........................    $         1.68240
                                                                                                               -----------------

         3. The amount of distribution in respect to the Class C Monthly Interest..........................    $         2.28517
                                                                                                               -----------------

         4. The amount of distribution in respect to the Class D Monthly Interest..........................    $         5.25601
                                                                                                               -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder..........................    $         1.20878
                                                                                                               -----------------

         2. The total amount of distribution in respect to the Class B Noteholder..........................    $         1.68240
                                                                                                               -----------------

         3. The total amount of distribution in respect to the Class C Noteholder..........................    $         2.28517
                                                                                                               -----------------

         4. The total amount of distribution in respect to the Class D Noteholder..........................    $         5.25601
                                                                                                               -----------------
IV.  Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to Principal Receivables
            for the Monthly Period preceding such Payment Date.............................................    $  528,488,383.32
                                                                                                               -----------------

         2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
            Receivables for the Monthly Period preceding such Payment Date.................................    $   51,875,699.14
                                                                                                               -----------------

         3. Recoveries for the preceding Monthly Period....................................................    $    2,827,071.19
                                                                                                               -----------------

         4. The Defaulted Amount for the preceding Monthly Period..........................................    $   21,125,514.26
                                                                                                               -----------------

         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
            Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
            Receivables for the preceding Monthly Period                                                                    8.00%
                                                                                                               -----------------

         6. The total amount of Principal Receivables in the trust at the beginning of the preceding
            Monthly Period.................................................................................    $2,671,974,784.04
                                                                                                               -----------------

         7. The total amount of Principal Receivables in the trust as of the last day of the preceding
            Monthly Period.................................................................................    $2,688,561,350.34
                                                                                                               -----------------

         8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
            beginning of the preceding Monthly Period......................................................    $   63,185,294.98
                                                                                                               -----------------

         9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
             last day of the preceding Monthly Period......................................................    $   64,516,185.35
                                                                                                               -----------------

         10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
             day of the preceding Monthly Period...........................................................    $1,909,750,000.00
                                                                                                               -----------------

         11. The Transferor Interest as of the last day of the preceding Monthly Period....................    $  778,811,350.34
                                                                                                               -----------------

         12. The transferor percentage as of the last day of the preceding Monthly Period..................                28.97%
                                                                                                               -----------------

         13. The Required Transferor Percentage.............................................................                7.00%
                                                                                                               -----------------

         14. The Required Transferor Interest...............................................................   $  188,199,294.52
                                                                                                               -----------------

         15. The monthly principal payment rate for the preceding Monthly Period............................              19.779%
                                                                                                               -----------------

         16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period...   $               -
                                                                                                               -----------------

         17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                  Percentage           Aggregate
                                                   of Total             Account
                                                  Receivables           Balance
                                                  -----------      ----------------
(a) Delinquent between 30 days and 59 days           1.714%        $  47,180,012.86
(b) Delinquent between 60 days and 89 days           1.412%        $  38,864,802.42
(c) Delinquent between 90 days and 119 days          1.219%        $  33,556,175.35
(d) Delinquent between 120 days and 149 days         1.081%        $  29,758,572.04
(e) Delinquent between 150 days and 179 days         0.933%        $  25,684,198.60
(f) Delinquent 180 days or greater                   0.000%        $              -
                                                     -----         ----------------
(e) Aggregate                                        6.358%        $ 175,043,761.27
                                                     =====         ================

V. Information regarding Series 2001-A

            1.   The amount of Principal Receivables in the Trust represented by the Invested
                 Amount of Series 2001-A as of the last day of the related Monthly Period.........                  $300,000,000.00
                                                                                                                    ---------------

            2.   The amount of Principal Receivables in the Trust represented by the Adjusted
                 Invested Amount of Series 2001-A on the last day of the related Monthly Period...                  $300,000,000.00
                                                                                                                    ---------------
                                                                                                      NOTE FACTORS

            3.   The amount of Principal Receivables in the Trust represented by the Class A
                 Note Principal Balance on the last day of the related Monthly Period ............       1.0000     $240,000,000.00
                                                                                                                    ---------------

            4.   The amount of Principal Receivables in the Trust represented by the Class B
                 Note Principal Balance on the last day of the related Monthly Period ............       1.0000     $ 28,500,000.00
                                                                                                                    ---------------

            5.   The amount of Principal Receivables in the Trust represented by the Class C
                 Note Principal Balance on the last day of the related Monthly Period ............       1.0000     $ 21,000,000.00
                                                                                                                    ---------------

            6.   The amount of Principal Receivables in the trust represented by the Class D
                 Note Principal Balance on the last day of the related Monthly Period ............       1.0000     $ 10,500,000.00
                                                                                                                    ---------------

            7.   The Floating Investor Percentage with respect to the period:

            June 1, 2003 through June 25, 2003....................................................                       11.2276509%
                                                                                                                    ---------------

            June 26, 2003 through June 30, 2003...................................................                       11.0158263%
                                                                                                                    ---------------

            8.   The Fixed Investor Percentage with respect to the period:

            June 1, 2003 through June 25, 2003....................................................                        N/A
                                                                                                                    ---------------
            June 26, 2003 through June 30, 2003...................................................                        N/A
                                                                                                                    ---------------

            9.   The amount of Investor Principal Collections applicable to Series 2001-A.........                  $ 59,112,339.02
                                                                                                                    ---------------

            10a. The amount of Available Finance Charge Collections on deposit in the
                 Collection Account on the related Payment Date...................................                  $  4,461,644.86
                                                                                                                    ---------------

            10b. The amount of Available Finance Charge Collections not on deposit in the
                 Collection Account on the related Payment Date pursuant to Section 8.04(a)
                 of the Master Indenture..........................................................                  $  1,355,873.67
                                                                                                                    ---------------

            11.  The Investor Default Amount for the related Monthly Period.......................                  $  2,338,088.04
                                                                                                                    ---------------

            12.  The Monthly Servicing Fee for the related Monthly Period.........................                  $    500,000.00
                                                                                                                    ---------------

            13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period.........................................                           23.27%
                                                                                                                    --------------

         b. The default rate for the related Monthly Period.......................................                            9.35%
                                                                                                                    --------------

         c. The Net Portfolio Yield for the related Monthly Period................................                           13.92%
                                                                                                                    --------------

         d. The Base Rate for the related Monthly Period..........................................                            3.76%
                                                                                                                    --------------

         e. The Excess Spread Percentage for the related Monthly Period...........................                           10.16%
                                                                                                                    --------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period.................                           10.15%
                                                                                                                    --------------

                  I)   Excess Spread Percentage related to                      Jun-03                                       10.16%
                                                                                                                    --------------

                  ii)  Excess Spread Percentage related to                      May-03                                       10.12%
                                                                                                                    --------------

                  iii) Excess Spread Percentage related to                      Apr-03                                       10.16%
                                                                                                                    --------------

14.  Floating Rate Determinations:

 LIBOR for the Interest Period from June 20 through and including July 20, 2003...................                         1.10375%
                                                                                                                    --------------

15.  Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the related
            Payment Date).........................................................................                  $            -
                                                                                                                    --------------

         b. The Accumulation Shortfall with respect to the related Monthly Period.................                  $            -
                                                                                                                    --------------

         c. The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections.........................                  $            -
                                                                                                                    --------------

16.  Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date).................................................................                  $            -
                                                                                                                    --------------

         b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections...........................................................................                  $            -
                                                                                                                    --------------

         c. Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections.........................                  $            -
                                                                                                                    --------------

17.  Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date                                 $ 5,250,000.00
                                                                                                                    --------------

         b. The Available Cash Collateral Account Amount on the related Payment Date..............                  $ 5,250,000.00
                                                                                                                    --------------

18.  Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period...........                  $            -
                                                                                                                    --------------

         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date...........                  $            -
                                                                                                                    --------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period.....................                  $            -
                                                                                                                    --------------

                  Advanta Bank Corp.
                  as Servicer

                  By:    /s/ MARK SHAPIRO
                  Name:  Mark Shapiro
                  Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                           PERIOD ENDING JUNE 30, 2003

The information which is required to be prepared with respect to the Payment Date of July 21, 2003, and with respect to the performance of the Trust during the period of June 1, 2003 through June 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.    Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1. The amount of distribution in respect to principal payment to the Class A Noteholder........    $               -
                                                                                                               -----------------

            2. The amount of distribution in respect to principal payment to the Class B Noteholder........    $               -
                                                                                                               -----------------

            3. The amount of distribution in respect to principal payment to the Class C Noteholder........    $               -
                                                                                                               -----------------

            4. The amount of distribution in respect to principal payment to the Class D Noteholder........    $               -
                                                                                                               -----------------

II.   Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1. The amount of distribution in respect to the Class A Monthly Interest.......................    $         1.12267
                                                                                                               -----------------

            2. The amount of distribution in respect to the Class B Monthly Interest.......................    $         1.55323
                                                                                                               -----------------

            3. The amount of distribution in respect to the Class C Monthly Interest.......................    $         2.45740
                                                                                                               -----------------

            4. The amount of distribution in respect to the Class D Monthly Interest.......................    $         6.54767
                                                                                                               -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1. The total amount of distribution in respect to the Class A Noteholder.......................    $         1.12267
                                                                                                               -----------------

            2. The total amount of distribution in respect to the Class B Noteholder.......................    $         1.55323
                                                                                                               -----------------

            3. The total amount of distribution in respect to the Class C Noteholder.......................    $         2.45740
                                                                                                               -----------------

            4. The total amount of distribution in respect to the Class D Noteholder.......................    $         6.54767
                                                                                                               -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

            1. The aggregate amount of such Collections with respect to Principal Receivables for the
               Monthly Period preceding such Payment Date..................................................    $  528,488,383.32
                                                                                                               -----------------

            2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
               Receivables for the Monthly Period preceding such Payment Date..............................    $   51,875,699.14
                                                                                                               -----------------

            3. Recoveries for the preceding Monthly Period.................................................    $    2,827,071.19
                                                                                                               -----------------

            4. The Defaulted Amount for the preceding Monthly Period.......................................    $   21,125,514.26
                                                                                                               -----------------

            5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
               Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
               Receivables for the preceding Monthly Period                                                                 8.00%
                                                                                                               -----------------

            6. The total amount of Principal Receivables in the trust at the beginning of the preceding
               Monthly Period..............................................................................    $2,671,974,784.04
                                                                                                               -----------------

            7. The total amount of Principal Receivables in the trust as of the last day of the preceding
               Monthly Period..............................................................................    $2,688,561,350.34
                                                                                                               -----------------

            8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
               beginning of the preceding Monthly Period...................................................    $   63,185,294.98
                                                                                                               -----------------

            9.  The total amount of Finance Charge and Administrative Receivables in the
                Trust as of the last day of the preceding Monthly Period..........................               $    64,516,185.35
                                                                                                                 ------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                as of the last day of the preceding Monthly Period................................               $ 1,909,750,000.00
                                                                                                                 ------------------

            11. The Transferor Interest as of the last day of the preceding Monthly Period........               $   778,811,350.34
                                                                                                                 ------------------

            12. The transferor percentage as of the last day of the preceding Monthly Period......                            28.97%
                                                                                                                 ------------------

            13. The Required Transferor Percentage................................................                             7.00%
                                                                                                                 ------------------

            14. The Required Transferor Interest..................................................               $   188,199,294.52
                                                                                                                 ------------------

            15. The monthly principal payment rate for the preceding Monthly Period...............                           19.779%
                                                                                                                 ------------------

            16. The balance in the Excess Funding Account as of the last day of the preceding
                Monthly Period....................................................................               $                -
                                                                                                                 ------------------

            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                               Percentage                 Aggregate
                                                                of Total                   Account
                                                               Receivables                 Balance
                                                               -----------            ----------------
(a) Delinquent between 30 days and 59 days                        1.714%              $  47,180,012.86
(b) Delinquent between 60 days and 89 days                        1.412%              $  38,864,802.42
(c) Delinquent between 90 days and 119 days                       1.219%              $  33,556,175.35
(d) Delinquent between 120 days and 149 days                      1.081%              $  29,758,572.04
(e) Delinquent between 150 days and 179 days                      0.933%              $  25,684,198.60
(f) Delinquent 180 days or greater                                0.000%              $              -
                                                                  -----               ----------------
(e) Aggregate                                                     6.358%              $ 175,043,761.27
                                                                  =====               ================

V. Information regarding Series 2002-A

        1.  The amount of Principal Receivables in the Trust represented by the Invested
            Amount of Series 2002-A as of the last day of the related Monthly Period..........                  $   300,000,000.00
                                                                                                                ------------------

        2.  The amount of Principal Receivables in the Trust represented by the Adjusted
            Invested Amount of Series 2002-A on the last day of the related Monthly Period....                  $   300,000,000.00
                                                                                                                ------------------

                                                                                                 NOTE FACTORS

        3.  The amount of Principal Receivables in the Trust represented by the Class A
            Note Principal Balance on the last day of the related Monthly Period..............      1.0000      $   240,000,000.00
                                                                                                                ------------------

        4.  The amount of Principal Receivables in the Trust represented by the Class B
            Note Principal Balance on the last day of the related Monthly Period..............      1.0000      $    27,750,000.00
                                                                                                                ------------------

        5.  The amount of Principal Receivables in the Trust represented by the Class C
            Note Principal Balance on the last day of the related Monthly Period..............      1.0000      $    21,750,000.00
                                                                                                                ------------------

        6.  The amount of Principal Receivables in the trust represented by the Class D
            Note Principal Balance on the last day of the related Monthly Period..............      1.0000      $    10,500,000.00
                                                                                                                ------------------

        7.  The Floating Investor Percentage with respect to the period:

        June 1, 2003 through June 25, 2003....................................................                          11.2276509%
                                                                                                                ------------------

        June 26, 2003 through June 30, 2003...................................................                          11.0158263%
                                                                                                                ------------------

        8.  The Fixed Investor Percentage with respect to the period:

        June 1, 2003 through June 25, 2003....................................................                          N/A
                                                                                                                ------------------
        June 26, 2003 through June 30, 2003...................................................                          N/A
                                                                                                                ------------------

        9.  The amount of Investor Principal Collections applicable to Series 2002-A..........                  $    59,112,339.02
                                                                                                                ------------------

        10a. The amount of the Investor Finance Charge Collections on deposit in the
            Collection Account on the Related Payment Date to be treated as Servicer
            Interchange.......................................................................                  $        62,500.00
                                                                                                                ------------------

        10b. The amount of Available Finance Charge Collections on deposit in the
            Collection Account on the related Payment Date....................................                  $     4,461,644.86
                                                                                                                ------------------

        10c. The amount of Available Finance Charge Collections not on deposit in the
            Collection Account on the related Payment Date pursuant to Section 8.04(a)
            of the Master Indenture...........................................................                  $     1,293,373.67
                                                                                                                ------------------

        11. The Investor Default Amount for the related Monthly Period........................                  $     2,338,088.04
                                                                                                                 ------------------

          12. The Monthly Servicing Fee for the related Monthly Period..........................                 $       500,000.00
                                                                                                                 ------------------

          13. Trust yields for the related Monthly Period

                     a. The cash yield for the related Monthly Period...........................                              23.27%
                                                                                                                 ------------------

                     b. The default rate for the related Monthly Period.........................                               9.35%
                                                                                                                 ------------------

                     c. The Net Portfolio Yield for the related Monthly Period..................                              13.92%
                                                                                                                 ------------------

                     d. The Base Rate for the related Monthly Period............................                               3.74%
                                                                                                                 ------------------

                     e. The Excess Spread Percentage for the related Monthly Period.............                              10.18%
                                                                                                                 ------------------

                     f. The Quarterly Excess Spread Percentage for the related Monthly Period...                              10.17%
                                                                                                                 ------------------

                              i)   Excess Spread Percentage related to         Jun-03                                         10.18%
                                                                                                                 ------------------

                              ii)  Excess Spread Percentage related to         May-03                                         10.15%
                                                                                                                 ------------------

                              iii) Excess Spread Percentage related to         Apr-03                                         10.19%
                                                                                                                 ------------------

          14. Floating Rate Determinations:

              LIBOR for the Interest Period from June 20 through and including July 20, 2003....                            1.10375%
                                                                                                                 ------------------

          15. Principal Funding Account

                     a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
                         withdraws for the related Payment Date)................................                 $                -
                                                                                                                 ------------------

                     b.  The Accumulation Shortfall with respect to the related Monthly Period..                 $                -
                                                                                                                 ------------------

                     c.  The Principal Funding Investment Proceeds deposited in the Collection
                         Account to be treated as Available Finance Charge Collections..........                 $                -
                                                                                                                 ------------------

          16. Reserve Account

                     a.  The amount on deposit in the Reserve Account on the related Payment
                         Date (after taking into consideration deposits and withdraws for the
                         related Payment Date)..................................................                 $                -
                                                                                                                 ------------------

                     b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                         Collections............................................................                 $                -
                                                                                                                 ------------------

                     c.  Interest earnings on the Reserve Account deposited into the Collection
                         Account to be treated as Available Finance Charge Collections..........                 $                -
                                                                                                                 ------------------

          17. Cash Collateral Account

                     a.  The Required Cash Collateral Account Amount on the related Payment
                         Date...................................................................                 $     6,000,000.00
                                                                                                                 ------------------

                     b.  The Available Cash Collateral Account Amount on the related Payment
                         Date...................................................................                 $     6,000,000.00
                                                                                                                 ------------------

          18. Investor Charge-Offs

                     a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                         Period.................................................................                 $                -
                                                                                                                 ------------------

                     b.  The aggregate amount of Investor Charge-Offs reimbursed on the
                         Payment Date...........................................................                 $                -
                                                                                                                 ------------------

          19. The Monthly Principal Reallocation Amount for the related Monthly Period..........                 $                -
                                                                                                                  ------------------

                        Advanta Bank Corp.
                        as Servicer

                        By:      /s/ MARK SHAPIRO
                        Name:    Mark Shapiro
                        Title:   Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING JUNE 30, 2003

The information which is required to be prepared with respect to the Payment Date of July 21, 2003, and with respect to the performance of the Trust during the period of June 1, 2003 through June 30, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the
                Class A Noteholder................................................................               $                -
                                                                                                                 ------------------

            2.  The amount of distribution in respect to principal payment to the
                Class B Noteholder................................................................               $                -
                                                                                                                 ------------------

            3.  The amount of distribution in respect to principal payment to the
                Class C Noteholder................................................................               $                -
                                                                                                                 ------------------

            4.  The amount of distribution in respect to principal payment to the
                Class D Noteholder................................................................               $                -
                                                                                                                 ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest.............               $          1.29490
                                                                                                                 ------------------

            2.  The amount of distribution in respect to the Class B Monthly Interest.............               $          2.45740
                                                                                                                 ------------------

            3.  The amount of distribution in respect to the Class C Monthly Interest.............               $          3.96434
                                                                                                                 ------------------

            4.  The amount of distribution in respect to the Class D Monthly Interest.............               $          7.83934
                                                                                                                 ------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder.............               $          1.29490
                                                                                                                 ------------------

            2.  The total amount of distribution in respect to the Class B Noteholder.............               $          2.45740
                                                                                                                 ------------------

            3.  The total amount of distribution in respect to the Class C Noteholder.............               $          3.96434
                                                                                                                 ------------------

            4.  The total amount of distribution in respect to the Class D Noteholder.............               $          7.83934
                                                                                                                 ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal
                Receivables for the Monthly Period preceding such Payment Date....................               $   528,488,383.32
                                                                                                                 ------------------

            2.  The aggregate amount of such Collections with respect to Finance Charge and
                Administrative Receivables for the Monthly Period preceding such Payment Date.....               $    51,875,699.14
                                                                                                                 ------------------

            3.  Recoveries for the preceding Monthly Period.......................................               $     2,827,071.19
                                                                                                                 ------------------

            4.  The Defaulted Amount for the preceding Monthly Period.............................               $    21,125,514.26
                                                                                                                 ------------------

            5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
                Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                Receivables for the preceding Monthly Period                                                                   8.00%
                                                                                                                 ------------------

            6.  The total amount of Principal Receivables in the trust at the beginning of
                the preceding Monthly Period......................................................               $ 2,671,974,784.04
                                                                                                                 ------------------

            7.  The total amount of Principal Receivables in the trust as of the last day
                of the preceding Monthly Period...................................................               $ 2,688,561,350.34
                                                                                                                 ------------------

            8.  The total amount of Finance Charge and Administrative Receivables in the
                Trust at the beginning of the preceding Monthly Period............................               $    63,185,294.98
                                                                                                                 ------------------


            9.  The total amount of Finance Charge and Administrative Receivables in the
                Trust as of the last day of the preceding Monthly Period..........................               $    64,516,185.35
                                                                                                                 ------------------

            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                as of the last day of the preceding Monthly Period................................               $ 1,909,750,000.00
                                                                                                                 ------------------

            11. The Transferor Interest as of the last day of the preceding Monthly Period........               $   778,811,350.34
                                                                                                                 ------------------

            12. The transferor percentage as of the last day of the preceding Monthly Period......                            28.97%
                                                                                                                 ------------------

            13. The Required Transferor Percentage................................................                             7.00%
                                                                                                                 ------------------

            14. The Required Transferor Interest..................................................               $   188,199,294.52
                                                                                                                 ------------------

            15. The monthly principal payment rate for the preceding Monthly Period...............                           19.779%
                                                                                                                 ------------------

            16. The balance in the Excess Funding Account as of the last day of the preceding
                Monthly Period....................................................................               $                -
                                                                                                                 ------------------
            17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                 Percentage                Aggregate
                                                                  of Total                  Account
                                                                Receivables                 Balance
                                                                -----------             ---------------
(a) Delinquent between 30 days and 59 days                         1.714%               $ 47,180,012.86
(b) Delinquent between 60 days and 89 days                         1.412%               $ 38,864,802.42
(c) Delinquent between 90 days and 119 days                        1.219%               $ 33,556,175.35
(d) Delinquent between 120 days and 149 days                       1.081%               $ 29,758,572.04
(e) Delinquent between 150 days and 179 days                       0.933%               $ 25,684,198.60
(f) Delinquent 180 days or greater                                 0.000%               $             -
                                                                   -----                ---------------
(e) Aggregate                                                      6.358%               $175,043,761.27
                                                                   =====                ===============

V.  Information regarding Series 2003-A

        1.   The amount of Principal Receivables in the Trust represented by the Invested
             Amount of Series 2003-A as of the last day of the related Monthly Period..........                  $   400,000,000.00
                                                                                                                 ------------------

        2.   The amount of Principal Receivables in the Trust represented by the Adjusted
             Invested Amount of Series 2003-A on the last day of the related Monthly Period....                  $   400,000,000.00
                                                                                                                 ------------------

                                                                                                  NOTE FACTORS

        3.   The amount of Principal Receivables in the Trust represented by the Class A Note
             Principal Balance on the last day of the related Monthly Period...................     1.0000       $   320,000,000.00
                                                                                                                 ------------------

        4.   The amount of Principal Receivables in the Trust represented by the Class B Note
             Principal Balance on the last day of the related Monthly Period...................     1.0000       $    37,000,000.00
                                                                                                                 ------------------

        5.   The amount of Principal Receivables in the Trust represented by the Class C Note
             Principal Balance on the last day of the related Monthly Period...................     1.0000       $    29,000,000.00
                                                                                                                 ------------------

        6.   The amount of Principal Receivables in the trust represented by the Class D Note
             Principal Balance on the last day of the related Monthly Period...................     1.0000       $    14,000,000.00
                                                                                                                 ------------------
        7.   The Floating Investor Percentage with respect to the period:

        June 1, 2003 through June 25, 2003....................................................                           14.9702012%
                                                                                                                 ------------------
        June 26, 2003 through June 30, 2003...................................................                           14.6877684%
                                                                                                                 ------------------

        8.   The Fixed Investor Percentage with respect to the period:

        June 1, 2003 through June 25, 2003....................................................                             N/A
                                                                                                                 ------------------
        June 26, 2003 through June 30, 2003...................................................                             N/A
                                                                                                                 ------------------

        9.   The amount of Investor Principal Collections applicable to Series 2003-A.........                   $    78,816,452.03
                                                                                                                 ------------------

        10a. The amount of the Investor Finance Charge Collections on deposit in the
            Collection Account on the Related Payment Date to be treated as Servicer
            Interchange.......................................................................                   $        83,333.33
                                                                                                                 ------------------

        10b. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date...............................................                   $     5,948,859.81
                                                                                                                 ------------------

        10c. The amount of Available Finance Charge Collections not on deposit in the
            Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
            Master Indenture..................................................................                   $     1,724,498.22
                                                                                                                 ------------------

        11. The Investor Default Amount for the related Monthly Period........................                   $     3,117,450.72
                                                                                                                 ------------------


         12. The Monthly Servicing Fee for the related Monthly Period..........................                  $       666,666.67
                                                                                                                 ------------------

         13. Trust yields for the related Monthly Period

                    a. The cash yield for the related Monthly Period...........................                               23.27%
                                                                                                                 ------------------

                    b. The default rate for the related Monthly Period.........................                                9.35%
                                                                                                                 ------------------

                    c. The Net Portfolio Yield for the related Monthly Period..................                               13.92%
                                                                                                                 ------------------

                    d. The Base Rate for the related Monthly Period...........................                                 4.19%
                                                                                                                 ------------------

                    e. The Excess Spread Percentage for the related Monthly Period............                                 9.73%
                                                                                                                 ------------------

                    f. The Quarterly Excess Spread Percentage for the related Monthly Period..                                 9.73%
                                                                                                                 ------------------

                             i)   Excess Spread Percentage related to              Jun-03                                      9.73%
                                                                                                                 ------------------

                             ii)  Excess Spread Percentage related to              May-03                                      9.70%
                                                                                                                 ------------------

                             iii) Excess Spread Percentage related to              Apr-03                                      9.76%
                                                                                                                 ------------------

         14. Floating Rate Determinations:

            LIBOR for the Interest Period from June 20 through and including July 20, 2003.....                             1.10375%
                                                                                                                 ------------------

         15. Principal Funding Account

                    a.  The amount on deposit in the Principal Funding Account on the related
                        Payment Date (after taking into consideration deposits and withdraws
                        for the related Payment Date)..........................................                  $                -
                                                                                                                 ------------------

                    b.  The Accumulation Shortfall with respect to the related Monthly Period..                  $                -
                                                                                                                 ------------------

                    c.  The Principal Funding Investment Proceeds deposited in the Collection
                        Account to be treated as Available Finance Charge Collections..........                  $                -
                                                                                                                 ------------------

         16.  Reserve Account

                    a.  The amount on deposit in the Reserve Account on the related Payment
                        Date (after taking into consideration deposits and withdraws for the
                        related Payment Date)..................................................                  $                -
                                                                                                                 ------------------

                    b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                        Collections............................................................                  $                -
                                                                                                                 ------------------

                    c.  Interest earnings on the Reserve Account deposited into the Collection
                        Account to be treated as Available Finance Charge Collections..........                  $                -
                                                                                                                 ------------------

         17.  Cash Collateral Account

                    a.  The Required Cash Collateral Account Amount on the related Payment
                        Date...................................................................                  $     8,000,000.00
                                                                                                                 ------------------

                    b.  The Available Cash Collateral Account Amount on the related Payment
                        Date...................................................................                  $     8,000,000.00
                                                                                                                 ------------------

         18.  Investor Charge-Offs

                    a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                        Period.................................................................                  $                -
                                                                                                                 ------------------

                    b.  The aggregate amount of Investor Charge-Offs reimbursed
                        on the Payment Date....................................................                  $                -
                                                                                                                 ------------------

         19.  The Monthly Principal Reallocation Amount for the related Monthly Period.........                  $                -
                                                                                                                 ------------------

                        Advanta Bank Corp.
                        as Servicer

                        By:    /s/ MARK SHAPIRO
                        Name:  Mark Shapiro
                        Title: Assistant Vice President - Structured Finance